                                                                    EXHIBIT 23.4



                    Independent Certified Public Accountants,


                            dated September 3, 2002




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-11 of our report dated August 16, 2002, relating to the financial statements of Behringer Harvard REIT I, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Dallas, Texas

September 3, 2002